UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017 (November 30, 2016)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-90866	25-1615902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Air Brake Avenue, Wilmerding, Pennsylvania		15148
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (412) 825-1000

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 1, 2016, Westinghouse Air Brake Technologies Corporation (“Wabtec”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that, on November 30, 2016, Wabtec completed the purchase from Financière Faiveley S.A., Famille Faiveley Participations, Mr. François Faiveley and Mr. Erwan Faiveley (collectively, the “Sellers”) of 7,475,537 ordinary shares of Faiveley Transport, S.A. (“Faiveley Transport”) owned in the aggregate by the Sellers, representing a total of approximately 51% of the outstanding share capital of Faiveley Transport, pursuant to the Share Purchase Agreement, dated October 6, 2015, by and among the Sellers, Wabtec and FW Acquisition LLC, as such agreement subsequently was amended, with approximately 25% of the consideration, or approximately $212 million, paid in cash, and the remaining consideration consisting of 6.3 million shares of Wabtec common stock.

This Current Report on Form 8-K/A is being filed to amend and supplement the Initial Form 8-K to provide certain historical financial statements of Faiveley Transport and related pro forma financial information, as described in Item 9.01 below, which were not previously filed with the Initial Form 8-K and which are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of a Business Acquired.

Faiveley Transport’s audited consolidated financial statements as of March 31, 2016, March 31, 2015 and March 31, 2014 and for the fiscal years of Faiveley Transport then ended are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference. Unaudited consolidated financial statements of Faiveley Transport as of September 30, 2016 and for the six months then ended are incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Wabtec on December 22, 2016.

(b)    Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of Wabtec as of September 30, 2016 and for the nine months then ended is incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Wabtec on December 22, 2016.

(d)    Exhibits.

23.1	Consent of PricewaterhouseCoopers Audit.

99.1	Audited consolidated financial statements of Faiveley Transport, S.A. as of March 31, 2016, March 31, 2015 and March 31, 2014 and for the fiscal years of Faiveley Transport, S.A. then ended.

99.2	Unaudited consolidated financial statements of Faiveley Transport, S.A. as of September 30, 2016 and for the six months then ended (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).

99.3	Unaudited pro forma condensed combined financial information of Westinghouse Air Brake Technologies Corporation as of September 30, 2016 and for the nine months then ended (incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Patrick D. Dugan
Patrick D. Dugan
Executive Vice President and
Chief Financial Officer

Dated: February 14, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers Audit.

99.1	Audited consolidated financial statements of Faiveley Transport, S.A. as of March 31, 2016, March 31, 2015 and March 31, 2014 and for the fiscal years of Faiveley Transport, S.A. then ended.

99.2	Unaudited consolidated financial statements of Faiveley Transport, S.A. as of September 30, 2016 and for the six months then ended (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).

99.3	Unaudited pro forma condensed combined financial information of Westinghouse Air Brake Technologies Corporation as of September 30, 2016 and for the nine months then ended (incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).